BLUE DOLPHIN ENERGY COMPANY
                   Eleven Greenway Plaza, Suite 1606
                          Houston, Texas 77046


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held May 8, 1996

To the Stockholders of
Blue Dolphin Energy Company:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Blue Dolphin Energy Company (the "Company") to be held in Houston, Texas, on May 8, 1996, at 10:00 a.m., Central Daylight Time, in the twentieth floor meeting room at the Stouffer Renaissance Houston Hotel, 6 Greenway Plaza, Houston, Texas 77046, for the following purposes:

1. To elect five persons to serve as Directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 21, 1996, are entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.

     Since many stockholders are not able to attend the Annual Meeting, the Board of Directors solicits proxies so that those who cannot attend and who wish their stock voted may do so. You are requested to sign, date and mail promptly the enclosed proxy for which a stamped return envelope is provided.

                    For the Board of Directors


                    MICHAEL J. JACOBSON
                    MICHAEL J. JACOBSON,
                    President and Chief Executive Officer

Houston, Texas
April 12, 1996

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                      BLUE DOLPHIN ENERGY COMPANY
                   Eleven Greenway Plaza, Suite 1606
                          Houston, Texas 77046

                            PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS
                              May 8, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), from holders of the Common Stock, $.01 par value per share ("Common Stock"), and Series A Convertible Preferred Stock, $.10 par value per share ("Preferred Stock"), for use at the Annual Meeting of Stockholders or at any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof is referred to herein as the "Annual Meeting"). The Annual Meeting is to be held on May 8, 1996, at 10:00 a.m., Central Daylight Time, in the twentieth floor meeting room at the Stouffer Renaissance Houston Hotel, 6 Greenway Plaza, Houston, Texas 77046, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

     A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the directions specified on the proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any proxy that does not withhold authority to vote or on which no other instructions are given will be voted for the election of the nominees to the Board of Directors named herein. Any proxy may be revoked at any time before it is exercised by delivering to the Secretary of the Company written notice of revocation, or by duly executing a proxy bearing a later date, or by voting in person at the Annual Meeting.

     This Proxy Statement, and the accompanying Notice and form of proxy, are being mailed to stockholders on or about April 12, 1996. The Annual Report to Stockholders of the Company, for the year ended
December 31, 1995, is also being mailed to stockholders contemporaneously with this Proxy Statement.

     This solicitation of proxies is being made on behalf of the Company's Board of Directors. Proxies will be solicited primarily by mail, but employees of the Company may also solicit proxies in person or by telephone. Arrangements may be made with brokerage houses or other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners of the Common Stock and Preferred Stock and the Company will reimburse them for their reasonable expenses incurred in this connection. All costs incurred in the solicitation of proxies will be borne by the Company.

     At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Annual Meeting other than those matters which are set forth in the Notice. If any other business should properly come before the Annual Meeting, it is intended that the shares of Common Stock and Preferred Stock represented by any of the proxies solicited hereby will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

                              VOTING

     The Board of Directors has fixed the close of business on March 21, 1996, as the record date (the "Record Date"), for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, Eleven Greenway Plaza, Suite 1606, Houston, Texas 77046. As of March 21, 1996, there were outstanding 35,324,739 shares of Common Stock and 14,560,475 shares of Preferred Stock. Stockholders will be entitled to one vote per share of Common Stock and one vote per share of Preferred Stock held of record on the Record Date on each matter presented at the Annual Meeting. The holders of a majority of the total shares of Common Stock and Preferred Stock issued and outstanding, whether present in person or represented by proxies, will constitute a quorum for the transaction of business at the Annual Meeting.

                      ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of members of the Board of Directors, currently five members, shall be determined by the Board of Directors. The members of the Board of Directors serve for one year terms. A majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, in person or by proxy, is necessary for the election of Directors. Accordingly, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote. Pursuant to the terms of the Preferred Stock, the holders of the Preferred Stock are entitled to elect a majority of the Company's Board of Directors because the Company has not declared or paid dividends on the Preferred Stock for more than three years. As of the date of this Proxy Statement holders of the Preferred Stock have not elected to exercise such right.

NOMINEES

     Messrs. Michael S. Chadwick, Christian Hysing-Dahl, Harris A. Kaffie, Daniel B. Porter and Ivar Siem (the "Nominees") have been nominated by the Board of Directors to serve as Directors until the next annual meeting of stockholders, or in each case, until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each is currently a Director of the Company. It is intended that all shares of Common Stock and Preferred Stock represented by the proxies will be voted for the election of the Nominees, except where authority to vote for the Nominees has been withheld. Each Nominee has consented to be nominated and has expressed his intention to serve if elected. The Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. However, should any Nominee become unable or unwilling to serve as a Director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute
nominee designated by the Board of Directors.   Pursuant to the
Company's Bylaws, nominations for election to the Board of Directors must be received by the Company at least 90 days prior to the anniversary date of the preceding year's annual meeting of stockholders. The Company received no such nominations and as a result only the Nominees or substitute nominees designated by the Board of Directors will be eligible to stand for election as Directors at the Annual Meeting. See "Nominations and Proposals by Stockholders for the 1997 Annual Meeting."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                 DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information with respect to the Nominees, each of whom is currently a Director, and the executive officers of the Company.

                                                                 Position
        Name              Age            Position               Held Since
      -------            -----          ----------              ----------

   Ivar Siem               49        Chairman of the Board,        1989
                                     Director
   Michael S. Chadwick     44        Director                      1992
   Christian Hysing-Dahl   41        Director                      1992
   Harris A. Kaffie        46        Director                      1989
   Daniel B. Porter        39        Director                      1989
   Michael J. Jacobson     49        President                     1990
   Roland B. Keller        57        Executive Vice President      1990
   William D. Fisher       48        Senior Vice President         1990
   G. Brian Lloyd          37        Secretary/Treasurer           1989

       The following is a brief description of the background and principal occupation of each Nominee and executive officer:

       IVAR SIEM - Chairman of the Board of Directors and a Nominee - Mr. Siem holds a Bachelor of Science Degree in Mechanical Engineering from the University of California, Berkeley, and has completed the executive MBA program at Amos Tuck School of Business, Dartmouth University. Since 1985, he has been an international consultant in energy, technology and finance. He is a member of the Board of Directors of several privately held and publicly traded companies. Positions held include Chairman of DI Industries Inc., a land drilling company since 1995, Director of Norex America, Inc., a holding company for investments in the oil and gas, cruise and shipping industries since 1992, and Director of DSND ASA, a Norwegian service company which operates dynamically positioned specialty vessels and provides subsea engineering services, since 1993. Mr. Siem has served as a Director and President of Dolphin Pipeline, Inc., Director of Business Development for Norwegian Petroleum Consultants, a Norwegian consulting firm for the offshore oil and gas industry, and as an independent consultant to the oil and gas exploration and production industry based in London, England.
   Mr. Siem has managed the U.S. oil and gas investments for the Fred. Olsen interests of Oslo, Norway and has served as President of Fred. Olsen, Inc., an independent oil and gas exploration and production company in Houston, Texas. Additionally, he served as President of Dolphin International, Inc., an offshore drilling contractor, also based in Houston, Texas. Mr. Siem has served as a Director and Chairman of the Board of the Company since December 1989.

       MICHAEL S. CHADWICK - Director and a Nominee - Mr. Chadwick holds a Bachelor of Arts Degree in Economics from the University of Texas at Austin and a Master of Business Administration Degree from Southern Methodist University. He has been engaged in the commercial and investment banking business for the past 21 years. He has served as Vice President of a predecessor to NationsBank-Texas from 1975 to 1978, and as Vice President in the Corporate Finance Departments of Underwood, Neuhaus & Co. from 1978 to 1984, and Lovett Mitchell Webb & Garrison, Inc., from 1984 to 1988, both investment banking firms. From 1988 to July 1994, Mr. Chadwick was President and Managing Director of Chadwick, Chambers & Associates, Inc., a private merchant and investment banking firm in Houston, Texas, which he founded in 1988. In August 1994, Mr. Chadwick joined Sanders Morris Mundy Inc., an investment banking and financial advisory firm, as Senior Vice President and Managing Director in the Corporate Finance Department. Mr. Chadwick serves on the Boards of Directors of Moody - Price, Inc., Watermarc Food Management Company and Brazos Sportswear, Inc. Mr. Chadwick has served as a Director of the Company since May 1992.

       CHRISTIAN HYSING-DAHL - Director and a Nominee - Mr. Hysing-Dahl received a Master of Management Degree from Oslo (Norway) Business School in 1979. Mr. Hysing-Dahl served as a bank credit officer for Bergen Bank, Bergen, Norway, for five years before joining A/S Investa, a venture capital and investment company and formerly a principal shareholder of the Company, in 1985. He was Assistant Vice President of A/S Investa from 1986 to 1993 and served as Managing Director of Invento A/S, a venture capital and investment company, and as Chairman of the Board of Directors of PS-Gruppen, Nordic Technology Corporation and Marine Farms. Mr. Hysing-Dahl serves as a Director of Norsk Rehab Gruppen and since 1993 as a portfolio manager for Vital Forsikring A/S, one of Norway's leading life insurance companies. Mr. Hysing-Dahl has served as a Director of the Company since May 1992.

       HARRIS A. KAFFIE - Director and a Nominee - Mr. Kaffie received a Bachelor of Business Administration Degree from Southern Methodist University in 1972. Mr. Kaffie currently serves as an Advisory Director of NationsBank Corpus Christi and Director of CCNG, Inc., the General Partner of Corpus Christi Natural Gas Company, L.P., a privately-held company which owns and operates natural gas pipelines and processing facilities, and is engaged in the marketing of natural gas. From 1991 to March 1995, Mr. Kaffie was a principal and served as manager of Petroport, L.C., which was acquired in March 1995 by
   the Company.   He is a partner in Kaffie Brothers, a real estate,
   farming and ranching company. Mr. Kaffie has served as a Director of the Company since December 1989.

       DANIEL B. PORTER - Director and a Nominee - Mr. Porter received a Bachelor of Science Degree in Marketing from the University of Houston in 1979. Mr. Porter is the Chairman and Chief Executive Officer of CCNG, Inc., the General Partner of Corpus Christi Natural Gas Company, L.P., a privately-held company which owns and operates natural gas pipelines and processing facilities, and is engaged in the marketing of natural gas. Mr. Porter has served as a Director of the Company since December 1989.

       MICHAEL J. JACOBSON - President and Chief Executive Officer -
   Mr. Jacobson holds a Bachelor of Science Degree in Finance from the
   University of Colorado.   Mr. Jacobson has been associated with the
   energy industry since 1968, serving in various senior management capacities since 1980. He served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc., and it's subsidiaries, international providers of engineering and technical services to the energy sector, as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in January 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen, oil and gas interests. Mr. Jacobson began his career with Shell Oil Company, where he served in various analytical and management capacities in the exploration and production organization during the period 1968 through 1974. He has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner
   Company, Inc., and Flagstaff Corporation.   Mr. Jacobson has served
   as President and Chief Executive Officer of the Company since January
   1990.

       ROLAND B. KELLER - Executive Vice President, Operations -   Mr.
   Keller holds Bachelor of Science and Master of Science degrees in Geology from the University of Florida. Mr. Keller has been associated with the energy industry since 1962, serving in senior management capacities since 1976. Prior to joining the Company, he served as Senior Vice President - Exploration for Sandefer Oil and Gas Company, an independent oil and gas company from 1982. He served as Vice President - Exploration and Production for Volvo Petroleum, Inc., from 1980 to 1982, and Vice President and Division Manager for Florida Exploration Co., from 1976 to 1980. Mr. Keller began his career with Amoco Production Co., serving in various technical and management capacities from 1962 through 1976. Mr. Keller has served as Executive Vice President - Operations of the Company since September 1990.

       WILLIAM D. FISHER - Senior Vice President, Business Development - Mr. Fisher holds a Bachelor of Business Administration Degree from Texas Tech University and a Juris Doctorate from South Texas College of Law. Mr. Fisher served as a law clerk to the Chief Justice of the United States Court of Appeals, Fifth Circuit, from February 1975 to August 1976, and as a Staff Attorney and Senior Attorney, from August 1976 to October 1985, for United Gas Pipeline Co. Mr. Fisher has also served as Director of Market Development for United Texas Transmission Co. From 1987 until joining the Company he served as Vice President of Gas Sales for Coastal Oil and Gas Corporation. Mr. Fisher has served as Senior Vice President - Business Development of the Company since June 1990.

       G. BRIAN LLOYD - Secretary and Treasurer - Mr. Lloyd received a Bachelor of Science Degree in Finance from Miami University, Oxford, Ohio in 1982 and attended the University of Houston in 1983 and 1984. Mr. Lloyd is a Certified Public Accountant and has been employed by the Company since December 1985. Before joining the Company, he was an accountant for DeNovo Oil and Gas Inc., an independent oil and gas company. Mr. Lloyd has served as Secretary of the Company since May 1989 and Treasurer since September 1989.

       There are no family relationships between any Nominee or executive officer.

        COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  During 1995, the Board of Directors of the Company held four meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Audit Committee consisting of Messrs. Siem, Chadwick and Hysing-Dahl, met one time during the last fiscal year. The Audit Committee's duties include overseeing the Company's financial reporting and internal control functions. The Compensation Committee, consisting of Messrs. Siem, Kaffie, Porter and Jacobson, met two times during the last fiscal year. The Compensation Committee's duties are to oversee and set compensation policy and to administer the Company's stock option plan. The Company does not have a nominating committee.


                    COMPENSATION OF DIRECTORS

  Fees payable to non-employee members of the Board of Directors are $300 per meeting attended in person, and $100 per telephone meeting in which the Director participated. No additional remuneration is paid to such Directors for committee meetings attended, except that such Directors are entitled to be reimbursed for accountable expenses. In addition, during 1995, each of the Directors received the following number of options to purchase shares of Common Stock under the Company's Stock Option Plan, which options are exercisable at $.18590, one-third became exercisable on February 18, 1996, and one-third become exercisable on each of the next two anniversaries of such date and expire if unexercised on August 17, 2000: Mr. Chadwick - 20,000 options; Mr. Hysing-Dahl - 20,000 options; Mr. Kaffie -20,000 options; Mr. Porter - 20,000 options; and Mr. Siem - 125,000 options.

                      EXECUTIVE COMPENSATION

  The following table sets forth the cash compensation paid to the executive officers of the Company, whose cash compensation exceeded $100,000 in 1995 for services rendered to the Company, and the number of stock options granted, during the years indicated:


                      SUMMARY COMPENSATION TABLE*

                                                                     Long-Term
                                                                   Compensation
                                                                      Awards
                                                                    ----------
                                                                    Securities
     Name and                             Annual Compensation       Underlying
 Principal Position         Year         Salary          Bonus        Options
 ------------------         ----       ------------------------     ----------

Michael J. Jacobson         1995       $ 185,000        $7,000        325,000
 President and Chief        1994       $ 170,000           -          175,000
 Executive Officer          1993       $ 157,500           -          120,000

Roland B. Keller            1995       $ 125,000        $4,000        125,000
 Executive Vice             1994       $ 117,500           -          100,000
 President-Operations       1993       $ 105,000           -           50,000

William D. Fisher           1995       $ 127,500        $4,000        100,000
 Senior Vice President -    1994       $ 121,875           -           75,000
 Business Development       1993       $ 113,500           -           50,000



   *Excludes certain personal benefits, the aggregate value of which do not exceed 10% of the compensation shown for each person.

                   OPTION GRANTS IN LAST FISCAL YEAR

                                       % of Total
                                    Options Granted    Exercise
                         Options       in Fiscal        Price        Expiration
       Name             Granted (#)       Year        ($/Share)         Date
       ----             ----------  ---------------   ---------      ----------
Michael J. Jacobson      325,000         35.70         0.18590     August 17, 2000
Roland B. Keller         125,000         13.74         0.18590     August 17, 2000
William D. Fisher        100,000         10.99         0.18590     August 17, 2000

            AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION VALUES

                                                                                           Value of Unexercised
                                                             Number of Unexercised         In-the-Money Options
                     Shares Acquired         Value           Options at FY-End (#)             at FY-End  ($)
        Name         on Exercise (#)      Realized ($)    Exercisable  Unexercisable    Exercisable  Unexercisable
        ----         ---------------      -----------     -----------  -------------    -----------  -------------
Michael J. Jacobson    156,666              8,937           58,333         441,667        4,830         71,118

Roland B. Keller        58,334              4,895           33,333         308,333        2,760         57,178

William D. Fisher       53,333              5,885           41,667         150,000        4,778         23,050



                  OWNERSHIP OF SECURITIES OF THE COMPANY

   The following table sets forth, as of March 21, 1996, certain information with respect to the beneficial ownership of shares of the Company's Common Stock and Preferred Stock (the only classes of voting securities of the Company) as to (i) all persons known by the Company to be beneficial owners of 5% or more of the outstanding shares of Common Stock or Preferred Stock, (ii) each Director and Nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and Directors, as a group. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

                                      Amount and          Percent
                                        Nature of         Of Class
    Name of            Type of          Beneficial      or  Combined
Beneficial Owner      Securities      Ownership (1)      Classes (2)
- ----------------      ----------      -------------     ------------

Colombus Petroleum    Common           20,688,117 (4)          40.2
Limited, Inc. (3)     Preferred         9,142,209              62.8
                      Combined         29,830,326 (4)          45.2

Columbus Petroleum,   Common            4,397,263              12.4
  Ltd. (5)            Preferred         1,837,368              12.6
                      Combined          6,234,631              12.5

Nordic Technology     Common            1,467,191               4.2
  Corporation A/S (6) Preferred           978,750               6.7
                      Combined          2,445,941               4.9

Ivar Siem             Common            4,887,263 (7)(8)       13.7
                      Preferred         1,837,368 (7)          12.6
                      Combined          6,724,631 (7)(8)       13.4

Harris A. Kaffie      Common            7,219,574 (8)          20.4
                      Preferred         1,277,543               8.8
                      Combined          8,497,117 (8)          17.0

Daniel B. Porter      Common            1,475,224 (8)           4.2
                      Preferred           679,957               4.7
                      Combined          2,155,181 (8)           4.3

Christian Hysing-Dahl Common              218,334 (8)            *
                      Combined            218,334 (8)            *

Michael S. Chadwick   Common               56,668 (8)            *
                      Combined             56,668 (8)            *

Michael J. Jacobson   Common            1,286,666 (8)           3.6
                      Combined          1,286,666 (8)           2.6

Roland B. Keller      Common              391,668 (8)           1.1
                      Combined            391,668 (8)            *

William D. Fisher     Common              408,833 (8)           1.2
                      Combined            408,833 (8)            *

Executive Officers    Common           16,046,397 (7)(8)       44.4
and Directors, as a   Preferred         3,794,868 (7)          26.1
Group (9 persons)     Combined         19,841,265 (7)(8)       39.1


*    Less than 1%

(1) The number of shares of Common Stock for each holder does not include shares of Common Stock issuable upon conversion (one for one) of shares of Preferred Stock, which shares of Common Stock such holders disclaim beneficial ownership.

(2) Based upon 35,324,739 shares of Common Stock outstanding and 14,560,475 shares of Preferred Stock outstanding on March 21, 1996. The percent of Common Stock does not include shares of Common Stock issuable upon conversion of Preferred Stock; and, as to holders of options or warrants exercisable within 60 days of March 21, 1996, includes shares of Common Stock issuable upon exercise of such options or warrants.

(3) The address of Colombus Petroleum Limited, Inc. ("Colombus"), is Aeulestrasse 74, FL-9490, Vaduz, Liechtenstein.

(4) Includes 16,154,630 shares of Common Stock, which may be acquired by Colombus within 60 days upon the exercise of warrants to purchase Common Stock.

(5) The address of Columbus Petroleum, Ltd. ("CPL"), is c/o S. Sheth, Palmer Cowen, 16 Berkeley Street, London, England.

(6) The address of Nordic Technology Corporation A/S, is P.O. Box 163, 1324 Lysaker, Norway.

(7) Mr. Siem may be deemed to be beneficial owner of the shares of Common Stock and Preferred Stock, held of record and beneficially by CPL (and his ownership shown includes such shares) as to which he may be deemed to possess, indirectly, shared voting and investment power due to his position as Managing Director of CPL and 100% beneficial owner.

(8) Pursuant to the Company's Stock Option Plan, Mr. Siem holds currently exercisable options to purchase 240,000 shares of Common Stock, Mr. Kaffie holds currently exercisable options to purchase 65,000 shares of Common Stock, Mr. Porter holds currently exercisable options to purchase 48,334 shares of Common Stock, Messrs. Chadwick and Hysing-Dahl each hold currently exercisable options to purchase 40,001 shares of Common Stock, Mr. Jacobson holds currently exercisable options to purchase 166,666 shares of Common Stock, Mr. Keller holds currently exercisable options to purchase 133,334 shares of Common Stock and Mr. Fisher holds currently exercisable options to purchase 75,000 shares of Common Stock.

                   TRANSACTIONS WITH RELATED PERSONS

     In July 1995, the Company entered into a contract with Columbus Petroleum, Ltd., for provision of consulting services. The Company paid $90,000 in 1995 for services under such contract. Mr. Siem, Chairman of the Board of Directors of the Company, is an owner and principal of Columbus Petroleum, Ltd.

     In 1992, the Company entered into a contract with Soil, Inc., for provision of consulting services. The Company paid $90,000 in 1994 for services under such contract. Mr. Siem, Chairman of the Board of Directors of the Company, is an owner and principal of Soil, Inc.

     In March 1995, the Company acquired Petroport, L.C. The form of the transaction was a merger of Petroport, L.C. into Petroport, Inc., a wholly-owned subsidiary of the Company ("Petroport"). Petroport holds proprietary technology, represented by certain patents issued and or pending, associated with the development and operation of a deepwater crude oil port and offshore storage facility. Consideration paid by the Company included $150,000 cash and future consideration contingent upon the successful development and operation of the primary Petroport facility, planned for the western Gulf of Mexico off the Texas coast. The contingent consideration includes $350,000 to be paid when the Company obtains funding for the licensing and permitting phase of the project and 9,000,000 shares of Common Stock, with issuance dependent upon successful completion of the primary facility and maintaining a prespecified throughput volume. Mr. Kaffie, a Director of the Company and a Nominee, was a principal and manager of Petroport, L.C.

         NOMINATIONS AND PROPOSALS BY STOCKHOLDERS FOR THE 1997
                             ANNUAL MEETING

     NOMINATIONS FOR THE 1997 ANNUAL MEETING. The Company's Bylaws provide that no person shall be eligible for nomination and election as a Director unless written notice of such nomination is received from a stockholder of record by the Secretary of the Company not less than 90 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board of Directors. Stockholders who desire to nominate, at the 1997 annual meeting of stockholders, persons to serve on the Board of Directors must submit nominations to the Company, at its principal executive office, so that such notice is received by the Company no later than February 6, 1997. In order to avoid controversy as to the date on which any such nomination is received by the Company, it is suggested that stockholders submit their nominations, if any, by certified mail, return receipt requested.


     PROPOSALS FOR THE 1997 ANNUAL MEETING. Stockholders who desire to present proposals, other than notices of nomination for the election of Directors, to Stockholders of the Company at the 1997 annual meeting of stockholders, and to have such proposals included in the Company's proxy materials, must submit their proposals to the Company, at its principal executive office, by December 12, 1996. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals, if any, by certified mail, return receipt requested.

            RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick, LLP, independent public accountants, have been engaged by the Company's Board of Directors as the principal accountants for the Company since November, 1990. The Company expects that they will continue as principal accountants. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to questions.

                          OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those matters described above and set forth in the Notice. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors


G. Brian Lloyd
G. Brian Lloyd
Secretary and Treasurer


Houston, Texas
April 12, 1996


                   BLUE DOLPHIN ENERGY COMPANY              PROXY

                ELEVEN GREENWAY PLAZA, SUITE 1606
                       HOUSTON, TEXAS 77046

        This Proxy is Solicited by the Board of Directors


     Revoking any prior appointment, the undersigned hereby appoints Michael J. Jacobson and G. Brian Lloyd, each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to present and to vote, as designated on the reverse side, all shares of stock of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), held of record by the undersigned on March 21, 1996 at the Annual Meeting of Stockholders of the Company to be held May 8, 1996 at 10:00 A.M., central daylight time, in the twentieth floor meeting room at the Stouffer Renaissance Houston Hotel, 6 Greenway Plaza, Houston, Texas 77046, and at any adjournment or postponement thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

If no direction is made, this Proxy will be voted FOR Proposal 1.

                                                 I plan to attend
                                                     the meeting

                                                      /   /
PROPOSAL 1. Election of Directors

FOR all Nominees    WITHHOLD           (INSTRUCTION: To withhold authority to
listed herein       AUTHORITY           vote for any individual Nominee, strike
                                        out such Nominee's name below)
(except as marked   to vote for all
to the contrary)    Nominees            Ivar Siem, Harris A. Kaffie, Daniel B.
                    listed herein       Porter, Michael S. Chadwick, Christian
                                        Hysing-Dahl
    /  /                 /  /


PROPOSAL 2. In their discretion,
the Proxies are authorized to vote      The undersigned hereby acknowledges
upon such other business as may         receipt of a copy of the Notice of
properly come before the meeting.       Annual Meeting and accompanying Proxy
                                        Statement dated April 12, 1996,
                                        relating to such meeting.

                                       (Signature should conform to the name
                                        shown on the proxy card.  Executors,
                                        administrators, guardians, trustees,
                                        attorneys and officers signing for a
                                        corporation should give their full
                                        title.  When shares are held jointly,
                                        both should sign.)

                                        DATED:_________________________. 1996
                                         (Please be sure to insert date)

                                        ______________________________
                                        Signature of Stockholder
                                        _______________________________
                                        Second Signature if held jointly


PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.